SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   STIRLING COOKE BROWN HOLDINGS LIMITED
 ----------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
 ----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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     Notes:

     Stirling Cooke Brown Holdings Limited is a "foreign private issuer" within the meaning of Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As such, the Company is exempt from certain rules and reporting requirements under the Exchange Act, including the proxy rules under Section 14.

                                                 April 20, 2001



LOGO







Dear Fellow Shareholders:

     I am pleased to invite you to attend the Annual General Meeting of Shareholders of Stirling Cooke Brown Holdings Limited in Bermuda on May 23, 2001. Information concerning the meeting and the Company are furnished in the enclosed materials, which include a Notice of the Meeting, the Proxy Statement, and a proxy card.

     One of the matters on which you are being asked to vote is the election of four directors. Three of the four have been elected by shareholders previously.

     The new nominee is David H. Elliott, whose nomination was recently approved by the Board. This is another important step toward our objective of having a strong, independent Board controlled by non-executive directors. Mr. Elliott's background and credentials are included in the Proxy Statement. We are proud to present this slate of nominees and hope you will agree that they are worthy of your affirmative vote and ongoing support.

     Another important matter on which you are being asked to vote is the change of the Company's name. The recommendation for a name change is symbolic of our conviction that we have succeeded in creating an entirely new company. The Board of Directors has recommended "Atlantic Star Insurance Group Limited" as the new name of the Company. However, in view of the many factors that will affect the ultimate choice of a name suitable for the Company and certain of its affiliates, including regulatory approval and avoidance of confusion in each of the jurisdictions in which the Company operates, shareholders are also being asked to grant authority to the Board to exercise its discretion to select an alternative name in the event that the proposed name proves impractical.

     I hope I will have the opportunity to greet many of you personally at the Annual General Meeting. However, if you are unable to attend, please exercise your right as shareholders to participate by casting your votes via the enclosed proxy card.



                                             Sincerely,

                                             /s/ Stephen A. Crane

                                             Stephen A. Crane
                                             Chairman, President &
                                             Chief Executive Officer

                   STIRLING COOKE BROWN HOLDINGS LIMITED
              NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MAY 23, 2001

TO THE SHAREHOLDERS OF STIRLING COOKE BROWN HOLDINGS LIMITED:

          Notice is Hereby Given that the 2001 Annual General Meeting of Shareholders (the "Meeting") of STIRLING COOKE BROWN HOLDINGS LIMITED (the "Company") will be held on May 23, 2001, commencing at 9:00 a.m. local Bermuda time at the offices of the Company, Victoria Hall, 11 Victoria Street, 3rd Floor, Hamilton, Bermuda, for the following purposes:

     1.   To elect three Class 1 Directors, and one Class 2 Director;

     2. To authorize and approve a resolution providing for a change in the name of the Company to "Atlantic Star Insurance Group Limited", while granting to the Board of Directors the discretionary authority to select another name if deemed advisable by them;

     3. To approve the recommendation of the Board of Directors that Arthur Andersen LLP be appointed auditors of the Company to hold office until the close of the next Annual General Meeting and that the Board be authorised to determine the auditor's remuneration; and,

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

          Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 13, 2001, are entitled to notice of, and to vote at, the Meeting.

          The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 2000 and the report of the auditors thereon, as approved by the Company's Board of Directors.

          Whether or not you plan to attend the Meeting, please date, sign and return the enclosed proxy card in the return envelope furnished for that purpose as promptly as possible. If you later desire to revoke your proxy card for any reason, you may do so in the manner described in the attached proxy statement. The person designated as your proxy need not be a shareholder of the Company.

                                      By Order of the Board of Directors,

                                      /s/ James Lawless, IV

                                      James Lawless, IV
                                      Secretary


April 20, 2001



                   STIRLING COOKE BROWN HOLDINGS LIMITED
      VICTORIA HALL, 11 VICTORIA STREET, 3RD FLOOR, HAMILTON, BERMUDA

                   STIRLING COOKE BROWN HOLDINGS LIMITED
                              PROXY STATEMENT
                   ANNUAL GENERAL MEETING OF SHAREHOLDERS

          THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION BY STIRLING COOKE BROWN HOLDINGS LIMITED (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 23, 2001, COMMENCING AT 9:00 A.M., LOCAL BERMUDA TIME, AT THE OFFICES OF THE COMPANY, VICTORIA HALL, 11 VICTORIA STREET, 3RD FLOOR, HAMILTON, BERMUDA

          The close of business on April 13, 2001 has been fixed as the record date for the determination of holders of the Company's Ordinary Shares, par value $0.25 per share (the "Ordinary Shares"), entitled to receive notice of the Meeting and to vote thereat. The Company expects to mail this proxy material to shareholders on or about April 26, 2001 together with a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

          The cost of soliciting proxies will be borne by the Company, which also will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation for such solicitations other than their regular salaries.

          No action will be taken at the Meeting with respect to approval or disapproval of the audited Financial Statements of the Company for the fiscal year ended December 31, 2000.

          Any person giving a proxy may revoke it by depositing an instrument in writing executed by him or by his attorney authorised in writing at the registered office of the Company at any time up to the close of business on the last business day preceding the Meeting or any adjournment thereof, with the Chairman of the Meeting or in any other manner permitted by law. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter noticed for a vote, the proxy authorises a vote in favour of such matter and it will be voted accordingly. Proxies must be duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., in Milwaukee, Wisconsin, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 21, 2001, in order to be voted at the Meeting.

          INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No person who has been a director or officer of the Company and no person who is a proposed nominee for election as a director of the Company and no associate or affiliate of any such director, officer or proposed nominee has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as may hereinafter be disclosed.

                            BENEFICIAL OWNERSHIP

          As of April 13, 2001 the Company had issued and outstanding 9,519,972 Ordinary Shares. The following table lists the beneficial ownership of each person or group who, as of that date, owned, to the Company's knowledge, more than five percent of the Company's Ordinary
Shares:

                                                                  Percentage of
                                                                  -------------
                                                     Number of     Outstanding
                                                     ---------     -----------
                                                      Shares       Shares(1)
                                                      ------       ---------

   The Goldman Sachs Group, Inc. (2)................ 2,181,775        22.9%
   Fidelity Management & Research Company (3).......   942,000         9.9%
   Nicholas Brown...................................   623,473         6.5%
   Penelope Atteline Cooke (4)......................   784,744         8.2%
   Nicholas Mark Cooke (4) .........................   553,572         5.8%


     (1) Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")).

     (2) Represents shares owned by certain investment funds (the "GS Funds"), affiliated with The Goldman Sachs Group, Inc. (the "GS Group"), including shares which may be deemed to be beneficially owned as follows: 1,399,330 shares by GS Capital Partners II, L.P.; 92,419 shares by Bridge Street Fund 1995, L.P.; 82,124 shares by Stone Street Fund 1995, L.P.; 556,293 shares by GS Capital Partners II Offshore, L.P.; and 51,609 shares by GS
          Capital Partners II Germany Civil Law Partnership. Excludes Ordinary Shares (i) owned by the GS Group that were acquired in the ordinary course of market-making transactions or (ii) held in client accounts, for which the GS Group exercises voting or investment authority, or both. The GS Group disclaims beneficial ownership of the shares held by the GS Funds (i) to the extent attributable to equity interests therein held by persons other than the GS Group and its affiliates or (ii) in client accounts. Each of the GS Funds shares voting and investment power with certain of its respective affiliates. The address of the GS Group is 85 Broad Street, New York, New York 10004.

     (3) As reported in a Schedule 13G dated February 14, 2001, filed with Securities and Exchange Commission by FMR Corp. As of December 31, 2000 FMR Corp., through its subsidiary Fidelity Management & Research Company, beneficially owned these shares, which were held by Fidelity Low-Priced Stock Fund (the "Fund"). FMR Corp. reports that it has sole power to direct the disposition of 942,000 shares and no power to vote any of such shares. The address for FMR Corp., Fidelity Management & Research Company and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

     (4)  Penelope Atteline Cooke is the spouse of Nicholas Mark Cooke.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Mr. de Pourtales, a director of the Company, is employed by Goldman, Sachs & Co., or certain of their affiliates. Goldman, Sachs & Co. acted as a co-managing underwriter for the Company's Initial Public Offering, which was completed in December 1997 and from which the underwriters received aggregate underwriting discounts of $5.3 million from the Company and selling shareholders.

          Goldman, Sachs & Co., or certain of their affiliates, maintained certain contractual relationships with the Company and provided investment banking services to the Company. Goldman, Sachs & Co. also provided investment management services to Realm National Insurance Company Limited, a subsidiary of the Company, pursuant to a Corporate Account Agreement dated December 24, 1996, until such agreement was terminated in December 2000. Goldman, Sachs & Co. received customary fees and expenses of approximately $35,000 during 2000 for such services.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          The Company is a "foreign private issuer" within the meaning of Rule 3b-4 promulgated under the Exchange Act and is therefore not subject to Section 16 of the Exchange Act.

                           ELECTION OF DIRECTORS

          The Company's Bye-Laws provide that the Board of Directors shall be divided into three classes designated Class 1, Class 2 and Class 3, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors.

          The term of office for each of the three Directors to be elected at the Meeting as a Class 1 Director will expire at the Annual General Meeting in 2004; the term of office for the Director to be elected at the 2001 Meeting as a Class 2 Director will expire at the Annual General Meeting in 2002. At each Annual General Meeting the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election. All of the nominees, except Mr. Elliott, are currently serving as Directors and the remaining Directors of the Company, other than Mr. Jeffery, will continue to serve in accordance with their previously elected term. Mr. Jeffery, a Class 2 Director, has informed the Company that he intends to resign from the Board of Directors effective May 23, 2001, the date of the Meeting, in connection with his decision to leave Goldman, Sachs & Co. to pursue other opportunities. Mr. Jeffery has not resigned because of any disagreement with the Company on any matter.

          All of the nominees have consented to serve if elected but, if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, principal occupation and other information concerning each Director is set forth below.

          IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE FOLLOWING NOMINEES, UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES.

NOMINEES FOR CLASS 1 DIRECTORS WHOSE TERMS EXPIRE IN 2004:

          Peter S. Christie, age 54, has been a Director of the Company since May 25, 2000, when he was elected by shareholders. Mr. Christie is a principal of the London-based firm of Peter Christie Associates Ltd., which was formed in July 1999 to offer strategic consulting advice to the insurance industry, as well as consulting on risk management issues to corporate and professional firms. From 1997 through May 1999, Mr. Christie was Vice Chairman of Aon Group, Inc., a global insurance brokerage and consulting company. From 1992 through 1997, Mr. Christie was the Chairman and Chief Executive Officer of the Minet Group, a large international insurance and reinsurance broker, which was acquired by Aon in 1997. Mr. Christie also joined the Board of Directors of the Company's London subsidiary, Stirling Cooke Brown Insurance Brokers Limited, during 2000.

          George W. Jones, age 46, has been Chief Financial Officer and a Director of the Company since it began operations in January 1996 and, prior to 1996, had been Chief Financial Officer and a Director of Stirling Cooke Brown (U.K.) Holdings Limited since 1992 and its subsidiaries since 1988.

          Patrick J. McDonough, age 57, has been a Director of the Company since May 26, 1999 when he was elected by the Board, and was elected a Class 1 Director by shareholders at the Company's 2000 Annual General Meeting. Mr. McDonough is an attorney admitted in California and practices as a partner with the law firm of Howrey Simon Arnold & White, LLP. From 1997 to 1999, he was Senior Vice President and Legal Department Manager, Pacific South Region, J&H Marsh & McLennan, Inc. From 1986 to 1997, he was Senior Vice President & General Counsel of Johnson & Higgins of California, where he was also a Principal of the firm.

NOMINEE FOR CLASS 2 DIRECTOR WHOSE TERM EXPIRES IN 2002:

          David H. Elliott, age 59, was until his retirement in January 1999 the Chief Executive Officer (1992-99) and Chairman of the Board (1994-99) of MBIA Inc., a New York Stock Exchange-listed bond insurer, and of its largest operating company, MBIA Insurance Corporation. Mr. Elliott remains a director of MBIA Inc., which he joined upon its formation in late 1986 as its President and Chief Operating Officer. Prior to joining MBIA Inc., Mr. Elliott held various positions with The Aetna Casualty and Surety Company beginning in 1969, including Assistant to the President, Vice
President  of  the  Public  Policy  Issues  Analysis  Department  and  Vice
President of the Financial Guarantee Department. During his tenure at Aetna, from 1976 to 1980, and again from 1982 to 1986, Mr. Elliott also was the Chairman of the Municipal Bond Insurance Association, the predecessor of MBIA Insurance Corporation. Mr. Elliott also served as the Chairman of the Association of Financial Guaranty Insurors from 1988 to 1990. Mr. Elliott previously served on the boards of Gryphon Holdings, Inc. and Orion Capital Corporation before their respective acquisitions and currently serves on the boards of Aames Financial Corporation and MBIA Inc.

DIRECTORS WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THIS MEETING:

CLASS 2 DIRECTORS WHOSE TERMS EXPIRE IN 2002:

          Stephen A. Crane, age 55, has been President, Chief Executive Officer and a Director of the Company since October 26, 1999 and, in April 2000, was appointed Chairman of the Company. From September 1993 to January 1999, Mr. Crane was President, Chief Executive Officer and a Director of Gryphon Holdings Inc., a publicly traded specialty lines property and casualty underwriter. From April 1993 to December 1993, Mr. Crane served as Chairman of the Strategic Development Group - North America of Willis Corroon Corporation and, from November 1989 to March 1993, as President and Chief Executive Officer of G.L. Hodson & Son, Inc., a reinsurance intermediary and subsidiary of Willis Corroon Corporation.

          Hadley C. Ford, age 65, has been a Director of the Company since March 7, 2000 when he was elected by the Board, and was elected a Class 2 Director by shareholders at the Company's 2000 Annual General Meeting. Mr. Ford is an independent management consultant and for the past nine years has served as a Senior Advisor to Accenture (formerly Andersen Consulting) in their insurance industry and strategy practices. Before associating with Andersen Consulting, Mr. Ford was a Senior Vice President of Booz, Allen & Hamilton, Inc., a major management consulting organisation, where he founded and led the firm's insurance industry practice. Mr. Ford currently is Chairman of the Board of Tesia Corporation, a privately owned, technology-based electronic processor of medical and dental claims.

          Reuben Jeffery III, age 47, has been a Director of the Company since it began operations in January 1996. Since 1997, Mr. Jeffery has been a Managing Director of Goldman Sachs Paris Inc. et Cie. Previously, Mr. Jeffery was a Managing Director of Goldman Sachs' European Financial Institutions business, based in London. As noted above, Mr. Jeffery has informed the Company that he intends to resign from the Board of Directors effective May 23, 2001.

CLASS 3 DIRECTORS WHOSE TERMS EXPIRE IN 2003:

          Nicholas Mark Cooke, age 44, was the Chief Executive Officer of the predecessors of the Company from 1990 and Chairman and President of the Company since it began operations in January l996. In July 1999, Mr. Cooke tendered his resignation as President and Chief Executive Officer of the Company and became its non-executive Chairman. In April 2000, Mr. Cooke resigned from that position and, as of April 1, 2001, Mr. Cooke ceased any direct employment relationship with Company or its subsidiaries and became an independent consultant to one of the Company's subsidiaries, under a contract that contemplates that he will continue to devote his time primarily to pursuing and developing the business of the Company and its subsidiaries.

          Jean de Pourtales, age 35, is a Managing Director of Goldman Sachs International. Mr. de Pourtales has been employed by Goldman Sachs International since 1988, and since 1992 has been a member of Goldman Sachs' Merchant Banking Division in London.

          Len Quick, age 58, has been Chief Operating Officer and a Director of the Company since July 1999. Mr. Quick was Chief of Operations of the Company's North American-based subsidiaries from 1997 until July 1999 and served as interim Chief Executive Officer of the Company from July 1999 until October 1999. Between 1994 and 1997, Mr. Quick was President of the Company's Dallas, Texas based subsidiary, North American Risk Inc.

                           THE BOARD OF DIRECTORS

          The Board of Directors has the responsibility for establishing broad corporate policies and for the overall affairs of the Company.

COMMITTEES OF THE BOARD

          The Board has established an Audit Committee and a Compensation Committee and, effective January 16, 2001, a Governance Committee and an Executive Committee.

          The Audit Committee reviews the financial reports and other financial information provided by the Company to the public and regulatory authorities, reviews the services provided by (and the continuing independence of) the Company's independent public accountants, evaluates the fees charged and proposed for such services, reviews opinions and reports prepared by the independent auditor, considers and approves judgements by management and the independent auditors regarding financial reporting, considers and approves, when appropriate, material changes in accounting principles and practices, reviews the adequacy of internal controls and the need for internal auditing procedures, and approves related party transactions. The Audit Committee consists of three independent directors: Messrs. McDonough (Chairman), Christie and Ford. Prior to January 16, 2001, the Audit Committee was comprised of Messrs. Jeffery (Chairman), de Pourtales and McDonough.

          The Compensation Committee establishes and reviews the overall compensation policy of the Company, determines the specific terms and conditions of employment of senior executives of the Company and oversees the employee benefit programs of the Company. The Compensation Committee consists of three independent directors: Messrs. de Pourtales (Chairman), Jeffery and Christie. Prior to January 16, 2001, the Compensation Committee was comprised of Messrs. de Pourtales (Chairman), Jeffery and McDonough.

          The Governance Committee establishes standards for director performance, manages a Board self-evaluation process and screens and recommends candidates for the position of Director. The Governance Committee consists of Messrs. Ford (Chairman), Crane and Jeffery.

          The Executive Committee has a limited mandate to take action on behalf of the Board in connection with routine and ministerial matters that may arise between regularly scheduled meetings of the full Board of Directors. The Executive Committee consists of Messrs. Crane (Chairman), Jones and Quick.

ATTENDANCE OF DIRECTORS

          During 2000, the Board of Directors held six meetings. No director attended fewer than 75% of the aggregate of meetings of the Board of Directors and meetings of the committees on which he sat.

                         COMPENSATION OF DIRECTORS

          Directors of the Company who are employees of the Company or its affiliates receive no directors' fees. Non-employee Directors of the Company (other than Messrs. Jeffery and de Pourtales) are paid an annual retainer of $25,000 in consideration of their services, plus $1,000 per day for attendance at each Board of Directors meeting and for attendance at meetings of committees of the Board of Directors occurring on days other than days of Board meetings. Non-employee Directors (others than Messrs. Jeffery and de Pourtales) also receive $500 for each meeting of the Board of Directors, and each meeting of its committees occurring on days other than days of Board meetings, in which they participate by telephone. Pursuant to the 2000 Non-Employee Director Stock Option Plan approved by the shareholders at the 1999 Annual General Meeting, the Directors also are eligible for awards of stock options as provided for in that Plan. In addition, all Directors are reimbursed for their reasonable travel expenses incurred in attending these meetings. Effective January 16, 2001, non-employee Directors (other than Messrs. Jeffery and de Pourtales) who serve as Committee chairs receive an additional annual stipend of $3,000.

                    REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee, which is composed of three non-employee Directors, is responsible for the establishment and review of the overall compensation policy of the Company, the general oversight of the employee benefit plans maintained by the Company and the specific terms and conditions of employment of senior executives of the Company.

          It is the overall policy of the Compensation Committee to align the interests of management with those of the shareholders by making a significant portion of executive compensation dependent upon the Company's performance. The Company's compensation programs emphasise the following basic principles:

     o Compensation should be linked to the creation of value for shareholders, and executives should be encouraged to acquire ownership in the Company;

     o Compensation programs should be designed to attract, motivate and retain executives with the requisite skills to effectively pursue the Company's strategic objectives; and

     o    Compensation   programs  should  reward  individual   performance
          through an appropriate balance of base salary, annual bonus awards and long-term equity incentives.

COMPENSATION PROGRAM

          The Company's executive compensation program consists of three major components: base salary, annual bonus awards and long-term equity incentives. Each of these components supports the Company's overall compensation policy, which relates pay to performance.

BASE SALARY

          Amounts paid in base salary, including periodic increases, are determined primarily by the scope of the executive's responsibilities, his performance and the salaries offered within the industry for comparable positions. In connection with its overall evaluation of the foregoing factors, the Compensation Committee draws upon its members' general knowledge of compensation practices within the insurance and financial services industries, supplemented by outside consultants in certain circumstances.

ANNUAL BONUS AWARDS

          Annual cash bonus awards earned by executives are based upon their performance during each fiscal year, taking into account the overall performance of the Company as well as the contribution of individual executives to the achievement of specific goals related to their particular responsibilities. The Company does not have a specific cash bonus plan or policy.

LONG-TERM EQUITY INCENTIVES

          Certain executives of the Company may earn equity-based incentive awards, the ultimate value of which is related to the long-term performance of the Company's Ordinary Shares. Long-term equity incentives have taken the form of stock options or restricted stock.

          Stock options have been the principal vehicle of the Company for the payment of long-term incentive compensation. Stock options granted to executives under the Company's 1997 Equity Incentive Plan provide incentives to executives by giving them a strong economic interest in building value for shareholders. Stock options generally become exercisable in three substantially equal annual instalments commencing one year after the date of grant, and the exercise price of each option is the fair market value of the Company's Ordinary Shares on the date of grant. As a result, executives benefit from options only through an increase over time in the market value of the underlying shares.

          Restricted stock also motivates executives by providing incentives tied to shareholder value. Restricted stock granted to executives under the Company's 1997 Equity Incentive Plan is subject to restrictions on transfer that lapse in three substantially equal annual instalments commencing one year following the date of grant. Accordingly, the ultimate value of restricted stock awards is linked to the performance of the Company's Ordinary Shares over an extended period.

          Long-term equity incentives are granted by the Compensation Committee based upon an executive's position, his or her ability to contribute to the future performance of the Company, and the amount and type of prior grants to such executive. The Compensation Committee is responsible for determining the form and terms of all such awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The overall  compensation  of the Chief  Executive  Officer  (the
"CEO") reflects the Compensation Committee's evaluation of (i) the Company's performance as measured by operating, financial and strategic objectives, viewed from both a short-term and a long-term perspective, (ii) the CEO's individual performance in pursuing the foregoing objectives and
(iii) the compensation paid to chief executive officers of other companies of similar size and complexity in the insurance and financial services industries.

          Mr. Crane's annual base salary upon being appointed President and Chief Executive Officer of the Company in October 1999 was set at $400,000. The Compensation Committee determined this amount based upon a review of the compensation paid to CEOs of other insurance companies, and in consultation with certain outside consultants. On October 26, 1999, Mr. Crane was awarded options for 200,000 Ordinary Shares in connection with his appointment, exercisable at the market price at the date of grant, and the Company agreed to issue to Mr. Crane 100,000 shares of restricted stock, which were issued effective November 9, 2000.

          Based on the operating results reported for the Company in 2000, and with Mr. Crane's concurrence, the Compensation Committee determined not to award Mr. Crane any incentive compensation with respect to 2000, nor to make any adjustment in his base salary for the year 2001.

                           COMPENSATION COMMITTEE
                        Jean de Pourtales, Chairman
                             Reuben Jeffery III
                             Peter S. Christie



        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          No member of the Compensation Committee is a former or current executive officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity, one of whose executive officers or directors is a director of the Company.

                      SECURITY OWNERSHIP OF MANAGEMENT

          The following table summarises the beneficial ownership as of April 20, 2001, of the Ordinary Shares of the Company by each director, director nominee and executive officer of the Company, and all such directors and executive officers of the Company as a group.


                                                          Number    Percentage
                                                          ------    ----------
                                                        of Shares  Of Class (1)
                                                        ---------  ------------

Peter S. Christie (2) (3) ............................    28,700       0.30%

Nicholas Mark Cooke (4)...............................   553,572       5.81%

Stephen A. Crane (5)..................................   416,667       4.37%

Reuben Jeffery III....................................        --         --

George W. Jones.......................................   429,176       4.51%

David H. Elliott......................................    10,000       0.11%

Hadley C. Ford (3)....................................    12,500       0.13%

James Lawless, IV(6)..................................    23,333       0.25%

Patrick J. McDonough(3)(8)............................    11,000       0.12%

Jean de Pourtales.....................................        --         --

Len Quick(7)..........................................   131,500       1.38%

All current directors and executive officers of the
Company as a group (11 persons).......................   1,616,448      17.00%

     (1) Based on 9,519,972 Ordinary Shares outstanding. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any Ordinary Shares that it has the right to acquire within 60 days following April 20, 2001. For purposes of computing the percentage of outstanding Ordinary Shares held by each person or group of persons named above, any security which it has the right to acquire within 60 days following April 20, 2001 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     (2) Represents shares of which Mr. Christie is the beneficial owner held of record by PCH, Ltd. Mr. Christie is a non-executive director and the majority shareholder of PCH, Ltd.

     (3) Includes a beneficial interest in 2,500 shares pursuant to options which are or will become exercisable within sixty days.

     (4) Excludes 784,744 shares owned by Mrs. Penelope A. Cooke, the spouse of Nicholas Mark Cooke, as to which Mr. Cooke disclaims beneficial ownership.

     (5) Includes a beneficial interest in 66,667 shares pursuant to options which are or will become exercisable within sixty days, and in 100,000 shares of restricted stock (two-thirds of which have transfer restrictions).

     (6) Includes a beneficial interest in 8,333 shares pursuant to options which are or will become exercisable within sixty days.

     (7) Includes a beneficial interest in 43,000 shares pursuant to options which are or will become exercisable within sixty days, and in 75,000 shares of restricted stock (two-thirds of which have transfer restrictions).

     (8) Includes a beneficial interest in 2,500 shares pursuant to options which are or will become exercisable within sixty days.

                           EXECUTIVE COMPENSATION
                         SUMMARY COMPENSATION TABLE

          The following table sets forth certain information concerning compensation paid to or earned by the Company's Chief Executive Officer and by the Company's three other most highly compensated executive officers (collectively, the "named executive officers") for services rendered in the fiscal years ended December 31, 2000, 1999 and 1998, respectively, to the Company and its subsidiaries in all capacities:

                                                                                                                All Other
Name and Principal Position                                Annual Compensation     Long-Term Compensation    Compensation (2)
---------------------------                                -------------------     ----------------------    ----------------
                                                                                  Securities    Restricted
                                                                                  Underlying      Stock
                                                Year        Salary     Bonus      Options (1)     Awards
                                                ----        ------     -----      ----------    ----------


Stephen A. Crane (3).......................     2000       $400,000      $0                                      --
   President and Chief Executive Officer        1999       $ 66,667  $ 100,000      200,000     $ 175,000        --

George W. Jones............................     2000       $275,000      $0                        --          $ 22,000
   Chief Financial Officer                      1999       $275,000   $ 50,000                                 $ 22,000
                                                1998       $275,000   $ 50,000                                 $ 22,000

Len Quick (4)..............................     2000       $325,000      $0                        --          $ 4,250
   Chief Operating Officer                      1999       $254,167   $150,000      75,000                     $ 4,000
                                                1998       $138,750   $ 32,500                                 $ 2,200

James Lawless, IV (5)......................     2000       $169,320   $ 20,000      25,000         --            --
   Senior Vice President, General Counsel
   and Corporate Secretary

(1)  Reflects the number of Ordinary Shares underlying the options granted.

(2) "All Other Compensation" relates to contributions to the Company's Defined Contribution Money Accumulation Pension Plan, or 401(K) plan, as applicable.

(3) Mr. Crane became President and Chief Executive Officer of the Company on October 26, 1999. The compensation set forth in the table for Mr. Crane in 1999 represents compensation earned through December 31, 1999. As of December 31, 2000, Mr. Crane held 100,000 shares of restricted stock issued as of November 9, 2000. The value of these restricted shares at year end 2000 was $125,000. Dividends are payable on the restricted stock, the restrictions on which lapse in three substantially equal annual instalments.

(4) Mr. Quick became Chief Operating Officer of the Company in July 1999, at which time his base annual compensation was increased from $200,000 to $325,000. From 1997 to July 1999, Mr. Quick was Chief of Operations of the Company's North American-based operations.

(5) Mr. Lawless became Senior Vice President, General Counsel and Corporate Secretary of the Company on February 28, 2000. The compensation set forth in the table for Mr. Lawless in 2000 represents compensation earned through December 31, 2000.


EMPLOYMENT AGREEMENTS

          The Company and one of its subsidiaries have each entered into an employment agreement with Stephen Crane to serve as its President and Chief Executive Officer (collectively, the "Agreement"). The initial term of the Agreement ends on October 31, 2003 and will be automatically extended until April 30, 2004 if a new employment agreement is not entered into on or before the end of the initial term. If the Agreement has been extended and a new employment agreement is not entered into on or before May 1, 2004, the Agreement will automatically terminate on that date.

          Mr. Crane will receive an annual salary of at least $400,000, subject to yearly review by the Board or a committee of the Board, and he is entitled to consideration for an annual cash bonus of up to 100% of his base compensation, at the discretion of the Board or a committee of the Board.

          In connection with entering into the Agreement, Mr. Crane received a grant of options to acquire 200,000 Ordinary Shares, at a per share exercise price of $2.3125. The options vest and become exercisable ratably on each of the first three anniversaries of the date of the employment agreement based on Mr. Crane's continued employment with the Company. Upon a change of control of the Company (as defined in the Agreement), the options become immediately and fully exercisable. In addition, Mr. Crane received 100,000 shares of restricted stock on the date the Agreement was executed. The transfer restrictions on these shares lapsed as to 33 1/3% immediately and will lapse as to an additional 33 1/3% on each of November 1, 2001 and November 1, 2002 based on his continued employment with the Company. In the event of a change of control of the Company, the transfer restrictions lapse immediately.

          If Mr. Crane's employment is terminated without cause (as defined in the employment Agreement) or either the Company or its subsidiary, as applicable, or Mr. Crane declines to continue Mr. Crane's employment upon the expiration of the term of the Agreement, Mr. Crane will be paid his base salary for one year following his termination. Pursuant to Mr. Crane's employment agreement with the Company, in the event of a "covered termination" of Mr. Crane's employment within the 18 month period following a change of control of the Company, Mr. Crane will receive within thirty days after the date of termination (1) his salary and benefits up to the date on which the termination occurs and (2) $1,200,000. "Covered termination" includes involuntary discharge or dismissal, resignation upon the request of the Company, constructive discharge and voluntary resignation for any reason following a sale of at least one-half of the Company's assets under certain defined conditions. "Covered termination" does not include termination by reason of death, insolvency, disability or retirement on or after age 65 or termination for cause. In certain circumstances, Mr. Crane is also entitled to a gross-up for any federal excise tax incurred by him in connection with a change of control of the Company.

          Mr. Crane is subject to a confidentiality covenant and a non-solicitation covenant that continues for twelve months following the term of the Agreement.

          Stirling Cooke North American Holdings Limited entered into an employment agreement with Len Quick pursuant to which Mr. Quick is employed as Stirling Cooke North American Holdings Limited's Chief Operating Officer. According to the terms of the agreement, Mr. Quick is required to perform any duties assigned to him by the Board of Stirling Cooke North American Holdings Limited or the Company, including serving as Chief Operating Officer of the Company and of all of its affiliated companies worldwide. The initial term of the agreement ends on October 31, 2003 and will be automatically extended until April 30, 2004 if a new employment agreement is not entered into on or before the end of the initial term. If the employment agreement has been extended and a new employment agreement is not entered into on or before May 1, 2004, the agreement will automatically terminate on that date.

          Mr. Quick will receive an annual salary of $325,000, subject to yearly review, and is entitled to consideration for an annual cash bonus of up to 100% of his base compensation, at the discretion of the Compensation Committee.

          In connection with entering into the employment agreement, Mr. Quick received a grant of options to acquire 75,000 Ordinary Shares at a per share exercise price of $2.3125. The option vests and becomes exercisable ratably on each of the first three anniversaries of the date of the employment agreement based on Mr. Quick's continued employment with Stirling Cooke North American Holdings Limited. In the event of a change of control (as defined in the employment agreement), the option will become immediately and fully exercisable. On the date the employment agreement was executed, Mr. Quick received 75,000 shares of restricted stock. The transfer restrictions lapsed as to 33 1/3% of the shares of restricted stock immediately, and will lapse as to an additional 33 1/3% on each of November 1, 2001 and November 1, 2002 based on Mr. Quick's continued employment with Stirling Cooke North American Holdings Limited. In the event of a change of control, the transfer restrictions will lapse immediately.

          If Mr. Quick's employment is terminated by Stirling Cooke North American Holdings Limited without cause (as defined in the employment agreement) or either Stirling Cooke North American Holdings Limited or Mr. Quick declines to continue his employment upon the expiration of the term of the employment agreement, Stirling Cooke North American Holdings Limited will pay Mr. Quick his base salary for one year following his termination. In the event of a "covered termination" of Mr. Quick's employment within 18 months following a change of control of Stirling Cooke North American Holdings Limited or the Company, Mr. Quick will receive within 30 days after the date the termination occurs (1) his salary and benefits up to the date the termination occurs, (2) a lump sum amount equal to his annual salary at the rate in effect at the time the termination occurs, and (3) a lump sum amount equal to the average of his annual cash bonus in respect of the three years (or such lesser number of years of his employment prior to termination) ended immediately prior to the date of his termination. In certain circumstances, Mr. Quick is also entitled to a gross-up for any federal excise tax incurred by him in connection with a change of control.

          Mr. Quick is subject to a confidentiality covenant and a non-solicitation covenant that continues for twelve months following the term of the employment agreement.

          Effective February 28, 2000, the Company entered into a termination agreement with James Lawless, IV, the Senior Vice President, General Counsel and Corporate Secretary of the Company. The agreement provides for the payment of six months base salary in the event of an involuntary termination other than for "cause." In the event of a "covered termination" of Mr. Lawless's employment within 18 months following a change of control of Stirling Cooke North American Holdings Limited or the Company, Mr. Lawless will receive within 30 days after the date the termination occurs (1) his salary and benefits up to the date the termination occurs, and (2) a lump sum amount equal to his annual salary at the rate in effect at the time the termination occurs. In certain circumstances, Mr. Lawless is also entitled to a gross-up for any federal excise tax incurred by him in connection with a change of control.

          Mr. Lawless is subject to a confidentiality covenant and a non-solicitation covenant that continues for twelve months following the term of the employment agreement.

                               OPTION GRANTS
                 IN THE FISCAL YEAR ENDED DECEMBER 31, 2000

          The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 31, 2000 to each of the named executive officers.


                                                  Individual Grants
                             -----------------------------------------------------------
                                              Percent of                                      Potential Realisable
                                              ----------                                      --------------------
                               Number of     Total Options                                  Value at Assumed Annual
                               ---------     -------------                                  -----------------------
                              Securities      Granted to        Exercise                      Rates of Stock Price
                              ----------      ----------        --------                      --------------------
                              Underlying     Employees in         Price       Expiration    Appreciation for Option
                              ----------     ------------         -----       ----------    -----------------------
Name                           Grant (1)    Fiscal Year (2)    (per share)      Date (3)              Term
----                           ---------    ---------------    -----------      --------              ----
                                                                                               5% (4)       10% (4)
                                                                                               ------       -------

Stephen A. Crane ........          --              --               --             --            --            --
George W. Jones..........          --              --               --             --            --            --
Len Quick................          --              --               --             --            --            --
James Lawless, IV (5)...         25,000           6.1%            $3.25          3/3/10       $51,098      $129,491


(1) Generally, one-third of the total number of options granted will become exercisable in each of three substantially equal annual instalments beginning one year after the date of grant.

(2) The Company granted a total of 412,500 options to employees during the fiscal year ended December 31, 2000.

(3) The options generally expire ten years from the date of grant, absent earlier termination of employment or exercise of the options.

(4) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

(5) The options granted to Mr. Lawless were granted in connection with his assuming the title of Senior Vice President, General Counsel and Corporate Secretary of the Company and were not granted under the Company's 1997 Equity Incentive Plan.

                       FISCAL YEAR-END OPTION VALUES

          The named executive officers did not exercise any options during the fiscal year ended December 31, 2000. The following table sets forth information concerning the number of securities underlying unexercised options at fiscal year-end and the value of such unexercised options at fiscal year-end.


                                              Number of Securities
                                             Underlying Unexercised           Value of Unexercised "In-the-Money"
Name                                       Options at Fiscal Year-End               Options at Year-End (1)
----                                       --------------------------         -----------------------------
                                        Exercisable      Unexercisable          Exercisable          Unexercisable
                                        -----------      -------------          -----------          -------------

Stephen A. Crane.................         66,667            133,333                  0                     0
George W. Jones..................            0                 0                     --                    --
Len Quick........................         43,000            50,000                   0                     0
James Lawless, IV..................          0              25,000                   --                    0


(1) Options are "in-the-money" at fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth above represent the difference between the fair market value of the securities underlying the options on December 31, 2000 ($1.25 per share) and the average exercise price of the options, multiplied by the applicable number of options.

                     CHANGE IN THE NAME OF THE COMPANY

          The Board of Directors recommends that the shareholders authorise and approve a resolution providing for the Company to undertake the steps necessary to effect a change of the Company's corporate name from "Stirling Cooke Brown Holdings Limited" to "Atlantic Star Insurance Group Limited"
(the "Name Change") while also granting to the Board of Directors the discretionary authority to select another name if they deem it advisable. Assuming approval of the Name Change by the requisite vote of the shareholders, the resolution would authorise the Board of Directors and Company management, as appropriate, to undertake such actions as are necessary or desirable to change the name of the Company, including without limitation amending the Memorandum of Association and Bye-Laws of the Company, making necessary application to the Bermuda Ministry of Finance and other regulatory authorities, and taking such other steps as will enable the Company to operate for all purposes under its new name. In order to remain consistent with the Company's longstanding strategy of seeking to capitalise on the synergies that can be achieved among the services offered by its affiliated companies, it is the Company's current intention, assuming favourable action by the shareholders, to conform to the extent possible the names of its subsidiaries (with the exception of Realm National and CIRCL) to the new name of the Company. Since regulatory and market considerations may affect the suitability of a given Company name in any of the numerous jurisdictions in which the Company and its subsidiaries operate, shareholder consent is being sought at the same time to authorize the Board of Directors to decide on a name other than "Atlantic Star Insurance Group Limited" if, in its discretion, another name would be more beneficial to the future operations of Company and its subsidiaries.

          The Board has concluded that a change in the name of the Company would be a beneficial step in furtherance of the Company's efforts over the course of the past eighteen months to attract new and experienced senior management and to improve the marketing of its products and services. The Board believes that a new corporate identity will enhance the Company's ability to capitalise on the effect of the changes in the Company both in the insurance and reinsurance markets within which the Company operates, as well as within the investment community.

          IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE RESOLUTION TO CHANGE THE NAME OF THE COMPANY TO "ATLANTIC STAR INSURANCE GROUP LIMITED" WHILE AT THE SAME TIME AUTHORISING THE BOARD OF DIRECTORS TO EXERCISE ITS DISCRETION TO SELECT ANOTHER NAME, UNLESS OTHERWISE INDICATED.

                          APPOINTMENT OF AUDITORS

          The Board of Directors recommends that Arthur Andersen LLP be appointed as auditors of the Company to hold office until the next Annual General Meeting of Shareholders. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Arthur Andersen LLP also will be given an opportunity to make a statement to the shareholders if they so wish.

AUDIT FEES

          The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Form 10-K for the year ended December 31, 2000 amounted to $795,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          Arthur Andersen LLP did not render any professional services to the Company for financial information systems design or implementation for the year ended December 31, 2000.

ALL OTHER FEES

          The aggregate fees billed by Arthur Andersen LLP for professional services rendered for all other services for the year ended December 31, 2000 amounted to $312,000.

          The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit professional services rendered by Arthur Andersen LLP, as discussed above, is compatible with maintaining their independence.

FORMER AUDITOR

          Arthur Andersen LLP was engaged to provide audit services to the Company on April 29, 1999, after the Company was notified by its former auditors, KPMG, that KPMG would not seek re-election for the year ended December 31, 1999. For a further discussion of the circumstances surrounding the replacement of KPMG as auditor, please refer to Item 9 ("Changes in and Disagreements with Accountants on Accounting and Financial Disclosure") contained in the Company's 2000 Annual Report on Form 10-K, a copy of which is enclosed with this proxy statement and incorporated herein.

          IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS OF THE COMPANY AND
AUTHORISING  THE  DIRECTORS  TO FIX THEIR  REMUNERATION,  UNLESS  OTHERWISE
INDICATED.

                           ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2002 ANNUAL GENERAL MEETING

          Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2002 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1991 (the "Companies Act") and the Bye-Laws and be deposited at the Company's head office not later than six weeks prior to the 2002 Annual General Meeting.

THE COMPANY'S 2000 ANNUAL REPORT

          The Company has voluntarily elected to file with the United States Securities and Exchange Commission an annual report for the year ended December 31, 2000 on Form 10-K (the "Form 10-K") containing certain information with respect to the Company and its business and properties, including financial statements and related schedules. The Form 10-K also contains a list of exhibits filed as part of the report.

          UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF THE COMPANY'S ORDINARY SHARES, THE COMPANY WILL MAIL TO SUCH OWNER, WITHOUT CHARGE, AN ADDITIONAL COPY OF THE FORM 10-K. In addition, upon payment to the Company of $0.25 per page, the Company will mail to such owner a copy of any or all of the exhibits listed in the Form 10-K. Requests for copies of the Form 10-K and/or exhibits should be addressed to: The Secretary, Stirling Cooke Brown Holdings Limited, Victoria Hall, 11 Victoria Street, Hamilton HM 11, Bermuda.

VOTING

          Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the Exchange Act).

          Except where a greater majority is required by the Companies Act, the Company's Bye-Laws, or the rules of the NASDAQ Stock Market, any question proposed for consideration at any general meeting will be decided upon by a simple majority of votes cast. Each of the proposals presented in the Notice of the Meeting will be determined by the simple majority of votes cast. At the Meeting a resolution put to the vote of a Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to the terms of the Company's Bye-Laws. If a poll has not been demanded, a declaration by the Chairman that a resolution has passed will be final and conclusive. If a poll has been demanded, then the result of such poll shall be final.

          Proxies recording abstentions are nevertheless counted in determining the quorum of the Meeting. As a result, on those proposals which require an affirmative vote of the majority of those shareholders present at a Meeting or of the outstanding Ordinary Shares, an abstention has the effect of a vote against the proposal. Similarly, where brokers report a non-vote, the shares are counted in determining the quorum of the Meeting but they are not counted as having voted on the proposal. A non-vote, therefore, has the effect of a vote against the proposal.

          The shares represented by the enclosed form of proxy, duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., 1555 N. RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 21, 2001, will be voted at the Meeting. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter noticed for a vote, the proxy authorises a vote in favour of such matter and it will be voted accordingly.

          The enclosed form of proxy confers discretionary authority with respect to amendments and variations with respect to the matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.

          Each shareholder has the right to appoint a person, who need not be a shareholder, other than the persons specified in the enclosed form of proxy to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of management's nominees in the enclosed form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope provided.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ James Lawless, IV

                                James Lawless, IV
                                Secretary


Dated: April 20, 2001

                                  ANNEX A

                   STIRLING COOKE BROWN HOLDINGS LIMITED

                          AUDIT COMMITTEE CHARTER

I.        PURPOSE

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to the public and regulatory authorities; the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

          o    Serve as an independent  and objective  party to monitor the
               Corporation's   financial  reporting  process  and  internal
               control system.

          o    Review and appraise the audit  efforts of the  Corporation's
               independent    accountants   and   the   efficacy   of   the
               Corporation's internal audit function.

          o    Provide   an  open   avenue  of   communication   among  the
               independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

          The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.       COMPOSITION

          The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or relevant financial expertise.

          The members of the Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.      MEETINGS

          The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

IV.        RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

Financial Review
----------------

1.   Review and update this Charter periodically, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to the public and regulatory authorities, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with management and the independent accountants, as deemed appropriate, the financial information contained in each Form 10-K and 10-Q prior to its filing or prior to the release of earnings. The Committee may designate any of its members to represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the comprehensiveness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

7. In consultation with the independent accountants, review the integrity of the Corporation's reporting processes, both internal and external.

8. Consider management's and the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

9.   Consider  and  approve,   as   appropriate,   major   changes  to  the
     Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

Process Improvement
-------------------

10. Establish systems of reporting to the Audit Committee by management and the independent accountants.

11. Following completion of the annual audit, review any significant difficulties encountered during the course of the audit, including any restrictions either on the scope of work performed or access to required information.

12.  Review  any  significant   disagreement   among   management  and  the
     independent accountants in connection with the preparation of the financial statements.

13. Review the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Additional Items
----------------

14. Perform any other activities consistent with this Charter, the Corporation's organizational documents and governing law, as the Committee or the Board deems necessary or appropriate.

15. The Committee shall be empowered to retain independent counsel, accountants and other professionals to assist in the conduct of any review or investigation or to direct the Corporation's outside counsel, accountants, and other professionals to report directly and exclusively to the Audit Committee with respect to matters within the Committee's jurisdiction.

                   STIRLING COOKE BROWN HOLDINGS LIMITED
                     VICTORIA HALL, 11 VICTORIA STREET
                           HAMILTON HM11 BERMUDA

        This Proxy is Solicited on behalf of the Board of Directors:

The Undersigned hereby appoints each of James Lawless, IV and George W. Jones as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, acting individually, to represent and to vote, as designated below, all the Ordinary Shares of Stirling Cooke Brown Holdings Limited held of record by the undersigned on April 13, 2001 at the Annual General Meeting of Shareholders to be held on May 23, 2001 or any adjournment thereof.

[X]      Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.






                                    DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                                 STIRLING COOKE BROWN HOLDINGS LIMITED 2001 ANNUAL MEETING


1.ELECTION OF DIRECTORS:  (Choose 4 Directors:)
Class 1 Directors:     Mr. Peter S. Christie        Mr. George W. Jones          [_] FOR all nominees     [_] WITHHOLD AUTHORITY
                       Mr. Patrick J. McDonough                                      listed to                to vote for all
                                                                                     the left                 nominees
                                                                                     (except as               listed to the left.
Class 2 Director:      Mr. David H. Elliott                                          specified below).

(Instructions: to withhold authority to vote for any indicated nominee, write the name(s)       --------------------------------
of the nominee(s) in the box provided to the right.)         -----------------------------     |                                |
                                                                                                --------------------------------

2.PROPOSAL TO APPROVE the recommendation of the Board of Directors
     that the name of the Company be changed to Atlantic Star Insurance Group         [_] FOR       [_] AGAINST    [_] ABSTAIN
     Limited and authorising the Board of Directors to exercise its discretion to select another name.

3.PROPOSAL TO APPROVE the recommendation by the Board of Directors that
     Arthur Andersen LLP be appointed as the Company's independent auditors
     until the next Annual General Meeting                                            [_] FOR       [_] AGAINST    [_] ABSTAIN


                                            Date:                                     NO. OF SHARES
                                                  -----------------------                       --------------------------------
Check appropriate box and indicate                                                             |                                |
changes below:                                                                                 |                                |
Address Change?  [_]       Name Change?  [_]                                                    --------------------------------

                                                                                               Signature(s)  in Box
                                                                                               Please sign exactly as name
                                                                                               appears hereon. When signing
                                                                                               as attorney, executor,
                                                                                               administrator, trustee or
                                                                                               guardian, please give full
                                                                                               title as such. If a
                                                                                               corporation, please sign in
                                                                                               full corporate name by
                                                                                               President or other authorized
                                                                                               officer. If a partnership,
                                                                                               please sign in partnership
                                                                                               name by authorized person.